UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 10, 2022

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.         Results of Operation and Financial Condition.

On November 10, 2022, Contango ORE, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2022. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 2.02.

The information included in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as explicitly set forth by specific reference in such filing.

Item 5.02.         Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, at the annual meeting of stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2010 Equity Compensation Plan (the “Plan”).  The amendment increased the number of shares available for issuance under the Plan from 2,000,000 to 2,600,000.  The Plan and the amendment are described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2022. A copy of the amendment, as approved at the Annual Meeting, is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this item by reference.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on November 10, 2022, the Company’s stockholders were asked to consider and vote upon the following proposals:

1.	To elect five persons to serve as directors of the Company until the annual meeting of stockholders in 2023;

2.	To approve the Second Amendment to the Amended and Restated 2010 Equity Compensation Plan;

3.	To ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2023;

4.	To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and

5.
To approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4.

As of September 30, 2022, the record date for the Annual Meeting, the Company had outstanding 6,774,590 shares of Common Stock.

Summarized below are final results of the matters voted on at the Annual Meeting:

1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2023 annual meeting of stockholders of the Company and until his respective successor is duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Brad Juneau	4,772,719	47,249	5,858	333,650
Rick Van Nieuwenhuyse	4,804,024	18,974	2,828	333,650
Joseph S. Compofelice	4,625,834	48,544	151,448	333,650
Curtis J. Freeman	4,656,276	18,944	150,606	333,650
Richard A. Shortz	4,486,093	77,027	262,706	333,650

2.	Proposal 2: The proposal to approve the Second Amendment to the Amended and Restated 2010 Equity Compensation Plan was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,516,442	230,276	79,108	333,650

3.	Proposal 3: The proposal to ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2023 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,153,531	342	5,603	—

4.	Proposal 4: The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,632,741	15,118	177,967	333,650

5.
Proposal 5: The proposal to approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,894,653	73,034	191,789	—

No other business properly came before the Annual Meeting.

Item 7.01.         Regulation FD Disclosure.

The Company issued a press release on November 10, 2022 relating to the results of the Annual Meeting and announcing its financial results for the quarter ended September 30, 2022.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1*	Press Release, dated November 10, 2022.

10.1	Second Amendment to the Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed October 4, 2022).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretar

Dated: November 14, 2022